Santander Bank, N.A. Q3 2013 Fixed Income Investor Update January 3, 2014

2 Disclaimer Santander Holdings USA, Inc. (“SHUSA”), and Santander Bank, N.A. (“Santander Bank” or the “Bank”) caution that this presentation may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are found in various places throughout this presentation and include, without limitation, statements concerning our future business development and economic performance. While these forward-looking statements represent our judgment and future expectations concerning the development of our business, a number of risks, uncertainties, and other important factors could cause actual developments and results to differ materially from our expectations. These factors include, but are not limited to: (1) domestic and international market, macro-economic, governmental, regulatory conditions and trends; (2) movements in local and international securities markets, currency exchange rates, and interest rates; (3) competitive pressures; (4) technological developments; and (5) changes in the financial position or creditworthiness of our customers, obligors, and counterparties. The risk factors and other key factors that we have indicated in our past and future filings and reports, including our Annual Report on Form 10-K for the year ended December 31, 2012 and other filings and reports with the Securities and Exchange Commission of the United States (the “SEC”), could adversely affect our business and financial performance. Other unknown factors could cause actual results to differ materially from those in the forward-looking statements. The information contained in this presentation is not complete. It is subject to, and must be read in conjunction with, all other publicly available information, including reports filed with or furnished to the SEC, press releases, and other relevant information. Because this information is intended only to assist investors, it does not constitute investment advice or an offer to invest. It is subject to correction, completion, and amendment without notice. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, and tax advisers to evaluate independently the risks, consequences, and suitability of that investment. The information in this presentation is not intended to constitute “research” as that term is defined by applicable regulations. In making this presentation available, SHUSA and Santander Bank give no advice and make no recommendation to buy, sell, or otherwise deal in shares or other securities of Banco Santander (“Santander”), SHUSA, or Santander Bank or in any other securities or investments whatsoever. No offering of securities shall be made in the United States except pursuant to registration under the U.S. Securities Act of 1933, as amended, or an exemption therefrom. Nothing contained in this presentation is intended to constitute an invitation or inducement to engage in investment activity for the purposes of the prohibition on financial promotion in the U.K. Financial Services and Markets Act 2000. In this presentation, we may sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, if utilized, may include Pre-Tax Pre-Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results, among others. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these items on our results for the periods presented due to the extent to which the items are indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information. This presentation is provided for information purposes only.

3 3 Footprint 1. Source FDIC Market Share of branches; data as of June 2013 (published on annual basis in October) • Santander Bank is the main subsidiary of Santander Holdings USA, Inc. (SHUSA) • SHUSA is a bank holding company regulated by the FRB Boston and is SEC-registered • In January 2012, Santander Bank (formerly Sovereign Bank) converted its charter to a national banking association primarily regulated by the Office of the Comptroller of the Currency (“OCC”) • Effective October 17, 2013, Sovereign Bank rebranded to Santander Bank Main Market Shares State Branches (#) Branch Market Share1 (%) Rank1 Massachusetts 229 6.4% 4 Pennsylvania 169 2.8% 6 New Jersey 149 3.2% 7 New York 75 0.8% 19 Rhode Island 32 7.1% 4 Santander Bank: Overview Branches: 706 ATMs: 2,084 Employees (FTEs): 8,500 Assets: $74.2B Deposits: $50.3B Gross Loans: $49.9B Santander Bank as of 3Q13

4 4 Santander Bank: 3Q2013 Highlights Ample Liquidity Loan to Deposit ratio 100%, over $27BN in Available Liquidity Sustained Improvement in Asset Quality NPLs and Criticized Balances have declined -14% and -32% respectively YOY Capital Ratios Strong capital ratios, well-positioned for transition to Final Basel III rules Rebranding Allows Bank to leverage off top retail bank brand in the world1 Continued to Reposition Balance Sheet Improved interest rate sensitivity, lowered cost of deposits & reduced wholesale funding 1. Source = The Banker/Brand Finance

5 Santander Bank: Quarterly Profitability US $ Millions * See Appendix for Non-GAAP to GAAP reconciliation of Pre-Tax Pre-Provision Income Net Interest Income ($Mn) Pre-Tax Pre-Provision Income* ($Mn) Pre-Tax Income ($Mn) Net Income ($Mn) 260 213 179 263 160 71 0 50 100 150 200 250 300 350 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 463 456 443 435 425 409 2.70% 2.61% 2.53% 2.50% 2.55% 2.55% 0 100 200 300 400 500 600 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 NII Net Interest Margin 153 142 68 246 150 71 0 50 100 150 200 250 300 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 127 123 70 176 106 75 0 50 100 150 200 250 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 Q313 Net income decline vs. Q213 reflects lower NII, rebranding costs, and recognized losses on AFS Portfolio sales

6 Santander Bank: Balance Sheet 3Q13 $61.4B LIABILITIES $12.8B EQUITY $74.2B ASSETS All balances as of 09/30/2013 4Q12: Investments 24% & FHLB 16% Cash 6% Investments 17% C&I 17% CRE 13% Residential 13% Multi-family 11% Home Equity 9% Other Loans 5% Goodwill 4% Other Assets 5% Interest- bearing DDA 14% Noninterest- bearing DDA 11% Savings 5% Money Market 26% CD 12% FHLB 11% Other Borrowings 1% Other Liabilities 3% Equity 17% In 3Q13 Santander Bank reduced the AFS securities and borrowed funds portfolios as it positioned for a higher rate environment

7 7 Texas Ratio3 $1,253 $1,127 $1,191 $1,176 $1,110 $1,048 $1,024 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 Non-Performing Loans1 $3,868 $3,750 $3,657 $3,397 $2,827 $2,710 $2,487 7.40% 7.09% 6.90% 6.38% 5.39% 5.38% 4.98% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 Criticized Balances Criticized Ratio Criticized Balances2 Annualized Net Charge off Ratio 0.99% 0.39%0.45%0.45% 0.77% . 1% 1.01% 0.55%0.58% 0.74%0.79% 1.11% 0.91% 1.00% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 Santander Bank Large Banks** Santander Bank: Asset Quality $ MM -18% Credit metrics continue to improve $ MM Annualized NCO = Quarterly NCO*4 **Source: SNL Bank level data; Large Bank = BAC, COF, C, KEY, BMO, HSBA, PNC, RBS, JPM, UNB, TD, USB, WFC * 1NPLs = Nonaccruing loans plus accruing loans past due 90+ days; *NPLs increased 3Q12 due to OCC rule BK7 2Criticized = loans that are categorized as Special Mention, Substandard, Doubtful, or Loss 3See Appendix for Non-GAAP measurement reconcilement of Texas Ratio 3.4% 11.0%11.0%11.4% 12.1%12.4%11.9% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 Santander Bank

8 8 Delinquency1 Reserve Coverage (ALLL/NPL2) 86.3% 85.5%88.2%87.5%86.2%82.3% 93.6% 94.0%91.0%89.3%91.2%91.3% 97.3%94.9% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 Santander Bank Large Banks** Non-Performing Loan Ratio Santander Bank: Asset Quality 2.1% 2.3% 2.2% 2.1% 2.1% 2.1% 2.4% 2.5% 2.4% 2.4% 2.3% 2.2% 2.0% 1.9% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 Santander Bank Large Banks** **Source: SNL Bank level data; Large Bank = BAC, COF, C, KEY, BMO, HSBA, PNC, RBS, JPM, UNB, TD, USB, WFC ALLL to Total Loans 2.07% 1.76%1.84% 1.85%1.90% 1.85%1.99% 1.59%1.66%1.73%1.81% 1.92%2.05%2.13% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 Santander Bank Large Banks** 1Delinquency = accruing laons 30-89 DPD plus accruing loans 90+ DPD loans 2NPLs= Nonaccruing loans plus accruing loans past due 90+ days 0.93% 0.76% 0.80% 0.79% 1.02%0.92%0.97% 1.22% 1.35% 1.50% 1.68%1.64%1.59% 1.81% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 Santander Bank Large Banks**

9 Multifamily Commercial Real Estate1 Home Equity Mortgages Outstandings NPL* to Total Loans Net Charge-Offs** Santander Bank: Asset Quality US $ Billions $9.4 $9.3 $9.5 $9.5 $9.4 $9.4 $9.9 0.9% 0.9% 0.8% 0.7% 0.6% 0.4% 0.2% 0.6% 0.4% 0.4% 0.3% 0.1% 0.1% 0.0% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 $5.6 $5.5 $5.8 $5.8 $5.8 $5.7 $5.6 6.1% 5.1% 4.1% 4.1% 3.3% 3.4% 3.8% 4.2% 3.2% 2.4% 2.0% 1.2% 1. % 0.6% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 1Commercial Real Estate is comprised of the commercial real estate, continuing care retirement communities and non-owner occupied real estate secured commercial loans (Multifamly segment included in separate graph) *NPL = Nonaccruing loans plus accruing loans past due 90+ days **NCO = Rolling 12-month average for that quarter and the prior 3 quarters $11.6 $11.6 $11.6 $11.2 $10.6 $10.1 $9.7 3.8% 3.8% 4.5% 4.5% 4.7% 4.9% 5.0% 1.6% 1.6% 0.8% 0.7% 0.7% 0.6% 0.4% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 $6.5 $6.5 $6.4 $6.3 $6.2 $6.2 $6.1 1.0% 1.0% 1.7% 1. % 1. % 1. % 1.8% 0.7% 0.7% 0.8% 0.8% 0.9% 0.8% 0.6% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13

10 $3.3 $3.1 $2.9 $2.7 $2.5 $2.4 $2.2 1.7% 2.0% 2.6% 2.5% 2.4% 2.4% 2.3% 2.8% 2.7% 2.9% 3.0% 3.2% 3.3% 2.9% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 $4.4 $4.5 $4.2 $4.5 $4.4 $4.5 $4.4 2.6% 1.7% 0.9% 1.0% 0.8% 0.7% 0.7% 2.5% 3.1% 3.3% 1.6% 1.6% 0.8% 0.7% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 $6.1 $6.9 $7.1 $7.7 $7.9 $6.7 $6.5 0.2% 0.1% 0.1% 0.1% 0.2% 0.0% 0.0% 0.0 0.1% 0.0 0. 0.0 0.0 0.0 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 $5.4 $5.5 $5.5 $5.5 $5.5 $5.6 $5.4 2.6% 2.1% 2.2% 2.2% 2.2% 2.1% 2.1% 1.5% 1.3 1 5 1.4% 1.2% 1.2% 0.7% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 Other Consumer4 Other Commercial3 Global Banking & Markets2 Commercial Banking1 Outstandings NPL* to Total Loans Net Charge-Offs** Santander Bank: Asset Quality US $ Billions 1Commercial Banking = Non-CRE total for Commercial Bank Mid-Atlantic, NE/NY and Equipment Finance & Leasing 2Global Banking & Markets = Non-CRE total for Global Banking Credit and Large Corporate 3Other Commercial = Non –CRE total for all other Commercial Business segments 4Other Consumer = Direct Consumer, Indirect Consumer, RV/Marine, Credit Cards, SFC, & RDM Run-off

11 11 Santander Bank: Deposits 1Represents average quarterly balances Average Non Maturity Deposit Balances 1 ($Mn) $37,912 $37,107 $38,206 $38,532 $39,201 $40,583 0.27% 0.27% 0.28% 0.26% 0.25% 0.24% 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 Non Maturity Deposit Balances Avg. Interest Cost Average Total Deposit Balances 1 ($Mn) $49,747 $49,348 $51,084 $50,939 $50,345 $50,204 0.47% 0.48% 0.49% 0.45% 0.43% 0.41% 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 Total Deposits Avg. Interest Cost  Continued to lower cost of deposits through growth in non-maturity deposits  Loan-to-Deposit ratio 100% at 3Q13 vs. 104% at 4Q12

12 Santander Bank: Capital Ratios For Non-GAAP to GAAP reconciliation of capital ratios, please see Appendix Strong Basel I capital ratios, well positioned for transition to final Basel III rules SANTANDER BANK Tier 1 common Tier 1 leverage Tier 1 risk-based Total risk-based 12.9% 12.8% 12.9% 13.4% 13.8% 13.7% 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 12.9% 12.8% 12.9% 13.4% 13.8% 13.7% 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 10.6% 10.5% 10.5% 10.7% 11.4% 11.8% 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 15.0% 14.9% 14.9% 15.4% 15.8% 15.7% 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 Tier 1 Common Ratio Tier 1 Leverage Ratio Tier 1 Risk-Based Capital Ratio Total Risk-Based Capital Ratio

13 3 4 1 Refurbishment in all branches 2 New public website New ATMs rollout with enhanced capabilities Santander Bank Rebranding Rebranding effective October 17, 2013 Rebranding from Sovereign Bank to Santander Bank 5 Major marketing campaign utilizing all channels Rebranding will enable Santander Bank to leverage off the top retail bank brand brand in the world1 1. Source = The Banker/Brand Finance

Appendix

15 Santander Bank: Quarterly Trended Statement of Operations (US$ in Millions) 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 Net interest income 463$ 456$ 443$ 435$ 425$ 409$ Fees & other income 145 143 163 164 182 150 Other non-interest income/(loss) 61 - 24 74 (41) (23) Net revenue 669 599 630 673 566 536 General & administrative expenses (371) (347) (380) (373) (372) (442) Other expenses (38) (39) (71) (37) (34) (23) Provisions for credit losses (108) (71) (111) (17) (10) - Income before taxes 152 142 68 246 150 71 Income tax (expense)/benefit (26) (19) 2 (70) (44) 4 Net income 126$ 123$ 70$ 176$ 106$ 75$ 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 Net interest margin 2.70% 2.61% 2.53% 2.50% 2.55% 2.55%

16 Santander Bank: Average Balance Sheet Quarterly Averages (In millions) Average Yield/ Average Yield/ Average Yield/ Average Yield/ Balance Rate Balance Rate Balance Rate Balance Rate Deposits and investments 16,849$ 2.04% 18,374$ 2.10% (1,525)$ -0.06% 19,858$ 2.16% Loans 50,062 3.88% 51,287 3.90% (1,225) -0.02% 52,735 4.08% Allowance for loan losses (914) --- (957) --- 43 --- (1,044) --- Other assets 9,005 --- 9,070 --- (65) --- 9,522 --- TOTAL ASSETS 75,002$ 3.05% 77,774$ 3.07% (2,772)$ -0.02% 81,071$ 3.18% Interest-bearing demand deposits 9,676 0.15% 9,431 0.14% 245 0.01% 8,782 0.14% Noninterest-bearing demand deposits 7,996 --- 7,890 --- 106 --- 8,409 --- Savings 3,851 0.13% 3,889 0.14% (38) -0.01% 3,830 0.14% Money market 19,061 0.42% 17,991 0.43% 1,070 -0.01% 16,086 0.51% Certificates of deposit 9,620 1.11% 11,145 1.07% (1,525) 0.04% 12,241 1.10% Borrowed funds 10,161 3.94% 12,419 3.35% (2,258) 0.59% 16,882 2.82% Other liabilities 1,800 --- 1,955 --- (155) --- 1,986 --- Equity 12,838 --- 13,054 --- (216) --- 12,855 --- TOTAL LIABILITIES & SE 75,002$ 0.81% 77,774$ 0.81% (2,772)$ 0.00% 81,071$ 0.88% NET INTEREST MARGIN 2.55% 2.55% 0.00% 2.61% 3Q13 3Q122Q13 Change

17

Rating Agencies

- *Santander Bank's (formerly Sovereign bank) outlook returned to stable by Moody's in October 2012*
- *No rating actions since October 2012[1]*

STANDARD & POOR'S

- On October 16, 2012, S&P lowered Banco Santander's ratings by 2 notches (from A-/A-2 to BBB/A-2)
- On October 16, 2012 S&P lowered SHUSA's and Sovereign Bank's ratings by 1 notch (from BBB+/A-2 to BBB/A-2). S&P did not change SHUSA's or Sovereign's Stand Alone Credit Profile (SACP) rating

MOODY'S

- On October 26, 2012, following its affirmation of its ratings on Spain, Moody's affirmed its ratings on Banco Santander
- On October 26, 2012, Moody's affirmed SHUSA's and Sovereign Bank's ratings. In addition, Sovereign's Outlook was returned to stable

	Santander Bank			SHUSA		
September 30, 2013	Moody's	S&P	Fitch	Moody's	S&P	Fitch
LT Senior Debt	Baa1	BBB	BBB	Baa2	BBB	BBB
ST Deposits	P-2	A-2	F-2	P-2	A-2	F-2
Outlook	Stable	Negative	Negative	Negative	Negative	Negative

[1]See Moody's Credit Focus release on Sovereign Bank ratings dated 6/17/2013

Santander

18 Santander Bank: Non-GAAP to GAAP Reconciliations (1) Total assets adjusted for intangible assets and other regulatory deductions $ Millions 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 Tier 1 Common to Risk Weighted Assets Tier 1 Common Capital 7,966$ 8,001$ 8,027$ 8,233$ 8,308$ 8,331$ Risk Weighted Assets 61,574 62,330 62,411 61,547 59,994 60,608 Ratio 12.9% 12.8% 12.9% 13.4% 13.8% 13.7% Tier 1 Leverage Tier 1 Capital 7,966$ 8,001$ 8,027$ 8,233$ 8,308$ 8,331$ 75,434 76,050 76,277 76,707 72,991 70,610 Ratio 10.6% 10.5% 10.5% 10.7% 11.4% 11.8% Tier 1 Risk Based Tier 1 Capital 7,966$ 8,001$ 8,027$ 8,233$ 8,308$ 8,331$ Risk Weighted Assets 61,574 62,330 62,411 61,547 59,994 60,608 Ratio 12.9% 12.8% 12.9% 13.4% 13.8% 13.7% Total Risk Based Risk Based Capital 9,241$ 9,283$ 9,311$ 9,509$ 9,466$ 9,497$ Risk Weighted Assets 61,574 62,330 62,411 61,547 59,994 60,608 Ratio 15.0% 14.9% 14.9% 15.4% 15.8% 15.7% Average total assets for leverage capital purposes (1)

19

Santander Bank: Non-GAAP to GAAP Reconciliations (cont.)

$ Millions	1Q12	2Q12	3Q12	4Q12	1Q13	2Q13	3Q13
Santander Bank Texas Ratio							
Total Equity	$ 12,646	$ 12,721	$ 12,868	$ 12,849	$ 12,938	$ 12,795	$ 12,799
Less:							
Goodwill and CDI, net of Deferred Tax Liability	(3,501)	(3,522)	(3,547)	(3,566)	(3,544)	(3,532)	(3,517)
Tangible Common Equity	$ 9,145	$ 9,199	$ 9,321	$ 9,283	$ 9,394	$ 9,263	$ 9,282
Nonperforming Assets	$ 1,371	$ 1,216	$ 1,274	$ 1,242	$ 1,180	$ 1,113	$ 1,114
Allowance for loan losses	$ 1,082	$ 1,056	$ 980	$ 1,013	$ 971	$ 925	$ 876
90+ DPD accruing	$ 4	$ 3	$ 2	$ 3	$ 3	$ 3	$ 2
Texas Ratio	13.44%	11.89%	12.39%	12.09%	11.41%	10.95%	10.99%

Santander